                                                                    EXHIBIT 10.2


                              AMENDED AND RESTATED
                              --------------------
                              STANDSTILL AGREEMENT


          THIS STANDSTILL AGREEMENT, dated as of January 29, 1996 (this "Agreement"), among Smith's Food & Drug Centers, Inc., a Delaware corporation
- ----------
(the "Company"), The Yucaipa Companies, a California general partnership
      -------
("Yucaipa"), Yucaipa SSV Partners, L.P., a California limited partnership,
- ---------
Yucaipa Smitty's Partners, L.P., a California limited partnership, Yucaipa Smitty's Partners II, L.P., a California limited partnership, Yucaipa Arizona Partners, L.P., a California limited partnership, (collectively with Yucaipa and its affiliates who are required to become parties hereto pursuant to Section 7.2, the "Yucaipa Group"), Jeffrey P. Smith, Richard D. Smith, Fred L. Smith,
          -------------
Ida Smith, The Dee Glenn Smith Marital Trust I, Trust for the Children of
                                             -
Jeffrey Paul Smith, Trust for the Children of Richard Dee Smith, and Trust for the Children of Fred Lorenzo Smith (collectively, with their affiliates who are required to become parties hereto pursuant to Section 7.2, the "Smith Group").
                                                                -----------

          WHEREAS, the Company, Cactus Acquisition, Inc. ("Acquisition"),
                                                           -----------
Smitty's Supermarkets, Inc. ("Smitty's") and Yucaipa have entered into a
                              --------
Recapitalization Agreement and Plan of Merger dated as of January 29, 1996 (the "Recapitalization Agreement");
 --------------------------

          WHEREAS, the respective Boards of Directors of the Company, Acquisition and Smitty's have approved the merger of Acquisition with and into Smitty's (the "Merger") upon the terms and conditions contained in the
               ------
Recapitalization Agreement;

          WHEREAS, as consideration in the Merger, members of the Yucaipa Group and the other stockholders of Smitty's will receive shares of the Company's Class B Common Stock, par value $.01 per share (collectively with the Company's Class A Common Stock, par value $.01 per share, and any new class of common stock of the Company created and outstanding, "Company Common Stock");
                                               --------------------

          WHEREAS, as part of the Recapitalization, the Company and Yucaipa will enter into a Management Services Agreement, in the form attached to the Recapitalization Agreement (the "Management Agreement"), pursuant to which
                                 --------------------
Yucaipa will undertake and perform various management services in respect of the Company's operations, subject to the terms and conditions contained in such agreement; and

          WHEREAS, the parties hereto each believe that it is desirable to establish certain provisions with respect to the shares of the Company Common Stock to be issued in connection with the transactions contemplated by the Recapitalization Agreement and all additional shares of Company Common Stock which may be acquired by, or which are currently held by, the parties hereto other than the Company.

          NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  DEFINITIONS.  Capitalized terms used herein without
                      -----------
definition shall have the meanings given to such terms in the Recapitalization Agreement. In addition, as used in this Agreement, the following terms shall have the following meanings:

          "affiliate" of any person shall mean any person directly or indirectly
           ---------
controlling or controlled by such person or under common control with such person. For purposes of this Agreement, members of the Yucaipa Group or the Smith Group, on the one hand, and the Company, on the other, shall not be deemed to be affiliates of each other.

          "associate" shall mean any person having a business, financial or
           ---------
familial relationship that might reasonably be expected to affect the individual's judgment with respect to matters in which a member of the Yucaipa Group or its affiliates might be interested. The term "associated" shall have a
                                                        ----------
correlative meaning.

          "beneficial ownership", "person" and "group" shall have the respective
           --------------------    ------       -----
meanings ascribed to such terms pursuant to Regulation 13D-G adopted by the SEC under the Exchange Act, as in effect on the date hereof.

          "Combined Voting Power" shall mean, at any measurement date, the total
           ---------------------
number of votes which could have been cast in an election of directors of the Company had a meeting of the stockholders of the Company been duly held based upon a record date as of the measurement date if all Company Voting Securities then outstanding and entitled to vote at such meeting were present and voted to the fullest extent possible at such meeting.

          "Company Voting Securities" shall mean, collectively, Company Common
           -------------------------
Stock, any preferred stock of the Company that is entitled to vote generally for the election of directors, any other class or series of Company securities that is entitled to vote generally for the election of directors and any other securities, warrants or options or rights of any nature (whether or not issued by the Company) that are convertible into, exchangeable for, or exercisable for the purchase of, or otherwise give the holder thereof any rights in respect of, Company Common Stock, or any other class or series of Company securities that is entitled to vote generally for the election of directors; provided, however, that "Company Voting Securities" shall not include any shares of Class C Common Stock of the Company to the extent the holder thereof is not entitled to convert such shares into Class B Common Stock pursuant to the Company's certificate of incorporation.

          "Disinterested Directors" shall mean directors of the Company who (i)
           -----------------------
are not employees or officers of the Company, (ii) are not serving as designees of the Yucaipa Group pursuant to Section 3.10 hereof, and (iii) are not associates of Yucaipa or its affiliates.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and the rules and regulations promulgated thereunder.

          "13D/G Group" shall mean two or more persons acting together for the
           -----------
purpose of acquiring, holding, voting or disposing of Company Voting Securities, which persons would be required under the Exchange Act to file a statement on
Schedule 13D or 13G with the SEC as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such persons beneficially owned sufficient securities to require such a filing under the Exchange Act.

          SECTION 2.  REPRESENTATIONS AND WARRANTIES.
                      ------------------------------

          2.1. The Yucaipa Group represents and warrants to the Company as follows:

               (a) Yucaipa is a validly existing general partnership under the laws of California and has the full legal right, power and authority to enter into this Agreement and perform its obligations hereunder.

               (b) Each member of the Yucaipa Group (other than Yucaipa) is a validly existing limited partnership under the laws of California and has the full legal right, power and authority to enter into this Agreement and perform its respective obligations hereunder.

               (c) This Agreement has been duly authorized, executed and delivered by each member of the Yucaipa Group and constitutes the legally valid and binding agreement of each such member, enforceable against it in accordance with the terms hereof.

               (d) Neither the execution and delivery of this Agreement by each member of the Yucaipa Group nor the performance of its respective obligations hereunder will conflict with or result in a breach of or constitute a default under any law, rule, regulation, judgment, order or decree of any court, arbitrator or governmental agency or instrumentality, or of any agreement or instrument to which any member of the Yucaipa Group is bound or affected or of any organization documents of each such member.

               (e) Except for not more than 20 shares of Class B Common Stock of the Company, as of the date hereof, no shares of Company Common Stock are, and as of the date on which the Offer is consummated, no shares of Company Common Stock will be, beneficially owned by any member of the Yucaipa Group, except for those shares of Company Common Stock acquired pursuant to the Recapitalization Agreement or the other agreements contemplated thereby.

               (f) Other than the Recapitalization Agreement and the other agreements contemplated thereby, neither Yucaipa nor any of its affiliates has any agreement, arrangement or understanding with any other person or group who is not a member of the Yucaipa Group or its affiliates with respect to acquiring, holding, voting or disposing of Company Voting Securities.

          2.2. The Company represents and warrants to the Yucaipa Group as follows:

               (a) The Company is a validly existing corporation under the laws of the jurisdiction of its organization and has the corporate power and authority to enter into this Agreement and perform its obligations hereunder.

               (b) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legally valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof.

               (c) Neither the execution and delivery of this Agreement nor the performance of its obligations hereunder will conflict with or result in a breach of or constitute a default under, any law, rule, regulation, judgment, order or decree of any court, arbitrator or governmental agency or instrumentality, or of any agreement or instrument to which the Company is bound or affected or of any charter documents of the Company.

          2.3. The Smith Group represents and warrants to the Yucaipa Group and the Company as follows:

               (a) Each member of the Smith Group is a holder of record of shares of Company Common Stock and entitled to vote such shares for the election of directors of the Company.

               (b) Each member of the Smith Group that is a natural person has the capacity and legal power, and each member of the Smith Group that is a trust is validly organized and has the requisite organizational power and authority, to enter into this Agreement and perform its respective obligations hereunder.

               (c) This Agreement has been duly authorized (as applicable), executed and delivered by each member of the Smith Group and constitutes the legally valid and binding agreement of each such member, enforceable against it in accordance with the terms hereof.

               (d) Neither the execution and delivery of this Agreement nor the performance of any obligations hereunder will conflict with or result in a breach of or constitute a default under, any law, rule, regulation, judgment, order or decree of any court, arbitrator or governmental agency or instrumentality, or any agreement or instrument to which any member of the Smith Group is bound or affected or any organizational documents of any Smith Group member that is a trust or other organization.

          SECTION 3.  COVENANTS WITH RESPECT TO THE COMPANY VOTING SECURITIES
                      -------------------------------------------------------
AND OTHER MATTERS.
- -----------------

          3.1. Acquisition of Company Voting Securities.
               ----------------------------------------

               (a) Except as specifically set forth in the Recapitalization Agreement, until the later of the expiration, termination or withdrawal of the Offer, the termination of the Recapitalization Agreement or the Merger Closing Date (as defined in the Recapitalization Agreement), no member of the Yucaipa Group or any of their respective affiliates shall, directly or indirectly, acquire, offer to acquire, agree to acquire, become the beneficial owner of or obtain any rights in respect of any Company Voting Securities, by purchase or otherwise, or take any action in furtherance thereof.

               (b) Subject to Section 3.2, no member of the Yucaipa Group shall, prior to January 29, 2006, directly or indirectly acquire, offer to acquire, agree to acquire, become the beneficial owner of or obtain any rights in respect of any Company Voting Securities, by purchase or otherwise, or take any action in furtherance thereof, if the effect of such acquisition, agreement or other action would be (either immediately or upon consummation of any such acquisition, agreement or other action, or upon the expiration of any period of time provided in any such acquisition, agreement or other action) to increase the aggregate beneficial ownership of Company Voting Securities by the Yucaipa Group and its affiliates to such number of Company Voting Securities that (X)
                                                                          ---
represents or possesses greater than 20.0% of the Combined Voting Power of Company Voting Securities, OR (Y) REPRESENTS GREATER THAN 25% OF THE TOTAL
                           -----------------------------------------------
NUMBER OF COMPANY VOTING SECURITIES OUTSTANDING, without the approval of a
- ------------------------------------------------
majority of the Company's Disinterested Directors. Notwithstanding the foregoing maximum percentage limitation, (A) no member of the Yucaipa Group shall be obligated to dispose of any Company Voting Securities beneficially owned in violation of such maximum percentage limitation if, and solely to the extent that, its beneficial ownership is or will be increased solely as a result of a repurchase, redemption or other acquisition of any Company Voting Securities by the Company or any of its subsidiaries, and (B) the foregoing shall not prohibit any purchase of Company Voting Securities by any member of the Yucaipa Group or its affiliates directly from the Company (including pursuant to the exercise of rights, oversubscription rights or standby purchase obligations in connection with rights offerings by the Company), provided such purchase is approved by a majority of the Disinterested Directors.

          3.2. Takeover Proposals by the Yucaipa Group.  No member of the
               ---------------------------------------
Yucaipa Group shall submit a proposal to acquire a majority of the Combined Voting Power of Company Voting Securities (a "Change of Control Proposal") to
                                              --------------------------
any person unless such Change of Control Proposal (or the submission thereof to any such person) is approved by a majority of the Disinterested Directors and the following conditions are satisfied:

               (a) A Change of Control Proposal shall contemplate either (i) a tender offer for all outstanding Company Common Stock not owned by the Yucaipa Group and must be conditioned upon a majority of such Common Stock not owned by the Yucaipa Group being tendered, or (ii) a merger transaction conditioned upon the holders of a majority of Combined Voting Power of the Company not owned by the Yucaipa Group present, in person or by proxy, voting in favor of such transaction. In the case of either (i) or (ii), the same consideration must be offered to all Company stockholders.

               (b) A special committee of the Board of Directors of the Company shall be created consisting of all of the Independent Directors (the "Special
                                                                      -------
Committee").
- ---------

               (c) The Special Committee shall retain a nationally recognized investment banking firm to advise the Special Committee with respect to the fairness of the Change of Control Proposal to the stockholders of the Company.

               (d) The Change of Control Proposal must be approved by the Special Committee, which shall not give its approval unless it has received an opinion from such investment banking firm that the Change of Control Proposal is fair to the stockholders of the Company other than the Yucaipa Group.

Unless all of the foregoing conditions have been satisfied, the Change of Control Proposal shall not be presented to the Company's stockholders (including by way of a tender offer, merger proposal or other Change of Control Proposal that is conditioned on satisfaction of this Section 3.2).

          3.3.  Disposition of the Company Voting Securities and Other Related
                --------------------------------------------------------------
Matters.
- -------

               (a) Without the prior approval of a majority of the Disinterested Directors, no member of the Yucaipa Group shall, directly or indirectly, sell, transfer any beneficial interest in, pledge, hypothecate or otherwise dispose of any Company Voting Security or any shares of Company Common Stock to be acquired from the Company pursuant to the Warrant Agreement, other than to another member of the Yucaipa Group or their respective affiliates who agree to become bound by the terms of this Agreement:

                    (i) in a transaction or series of related transactions that would result in a transfer to any person or group of greater than 3.0% of the Combined Voting Power, except in response to certain tender or exchange offers as permitted by Section 3.3(b); and

                    (ii) in a transaction or series of related transactions that would result in a transfer to any person or group that, to the knowledge of the Yucaipa Group at the time of such transaction, upon consummation of such sale, transfer or disposition, would, directly or indirectly, have beneficial ownership of or the right to acquire beneficial ownership of such number of Company Voting Securities that represent greater than 5.0% of the Combined Voting Power, except in response to certain tender or exchange offers as permitted by Section 3.3(b).

The Yucaipa Group members shall request all purchasers of Company Common Stock (or rights, options or warrants to purchase any such shares) from them in negotiated transactions, and all underwriters, placement agents or brokers

("Agents") for any public offerings or open market transactions involving
- --------
Company Common Stock (or rights, options or warrants to purchase any such shares), to represent and warrant that the requirements of this Section 3.3(a) have been satisfied with respect to such transactions, such representations by Agents to be qualified to the best of such Agents' knowledge.

               (b) Notwithstanding Section 3.3(a), on and after the eleventh business day after commencement of a tender or exchange offer made by a person who is not an affiliate of any member of the Yucaipa Group for outstanding Company Voting Securities, any member of the Yucaipa Group may tender or exchange any Company Voting Securities beneficially owned by it pursuant to such offer if such offer shall have been approved by a majority of the Disinterested Directors.

               (c) Proposed transfers of Company Voting Securities by members of the Yucaipa Group that are not in compliance with this Section shall be of no force or effect.

          3.4. Proxy Solicitations, etc.  Except as may be permitted by this
               ------------------------
Section 3, no member of the Yucaipa Group shall solicit proxies, assist any other person in any way, directly or indirectly, in the solicitation of proxies, become a "participant" in a "solicitation," or assist any "participant" in a "solicitation" (as such terms are defined in Rule 14a-1 of Regulation 14A under the Exchange Act) in opposition to the recommendation of a majority of the Board of Directors, or submit any proposal for the vote of stockholders of the Company, or recommend or request or induce or attempt to induce any other person to take any such actions, or seek to advise, encourage or influence any other person with respect to the voting of Company Voting Securities, in each case without the prior approval of a majority of the Disinterested Directors.

          3.5. No Voting Trusts, Pooling Agreements, or Formation of "Groups".
               --------------------------------------------------------------
Without the prior approval of a majority of the Disinterested Directors, no member of the Yucaipa Group shall form, join in or in any other way participate in any partnership, pooling agreement, syndicate, voting trust or other "group", including a 13D/G Group, other than the Yucaipa Group, with respect to Company Voting Securities, or enter into any agreement (other than this Agreement, the Recapitalization Agreement or the other agreements contemplated thereby) or arrangement or otherwise act in concert with any other person or group, for the purpose of acquiring, holding, voting or disposing of Company Voting Securities.

          3.6. Affiliate Transactions.  No member of the Yucaipa Group, or any
               ----------------------
affiliate of any such member, shall engage in any transaction with the Company without the prior approval of a majority of the Disinterested Directors; provided that the foregoing provision shall not apply to (i) any transactions as set forth in the Recapitalization Agreement or the Management Services Agreement, Registration Rights Agreement or Warrant Agreement (each as defined in the Recapitalization Agreement), (ii) transactions contemplated by any other agreement as in effect on the date hereof or any amendment thereto, or (iii) transactions regarding the purchase or sale of goods or services, in each case, in the ordinary course of business (including, without limitation, pursuant to joint venture agreements) which are fair to the Company pursuant to guidelines set forth by of the Board of Directors of the Company and approved by a majority of the Disinterested Directors.

          3.7.  No Solicitation of Bidders.  No member of the Yucaipa Group
                --------------------------
shall directly or indirectly assist, solicit, encourage or induce any person to bid for or acquire outstanding Company Voting Securities in excess of 5.0% of the Combined Voting Power of Company Voting Securities, except in connection with customary investor relations activities provided pursuant to the Management Agreement.

          3.8. Non-Circumvention.  No member of the Yucaipa Group or any
               -----------------
affiliate or associate of any such member shall take any action, alone or in concert with any other person or group, to seek control of the Company or otherwise seek to circumvent the limitations of the provisions of this Section 3 of this Agreement without the approval of a majority of the Disinterested Directors. Without limiting the generality of the foregoing, no member of the Yucaipa Group shall, without the approval of a majority of the Disinterested Directors, (i) present to the Company or to any third party any proposal that can reasonably be expected to result in a change of control of the Company or in any increase beyond the percentage specified in Section 3.1 in the Combined Voting Power of Company Voting Securities beneficially owned in the aggregate by the Yucaipa Group, (ii) publicly suggest or announce its willingness or desire to engage in a transaction or group of transactions or have another person engage in a transaction or group of transactions that would result in a change of control of the Company or in any increase beyond the percentage specified in
Section 3.1 in the Combined Voting Power of Company Voting Securities beneficially owned in the aggregate by the Yucaipa Group, (iii) initiate, request, induce or attempt to induce or give encouragement to any other person to initiate any proposal that can reasonably be expected to result in a change of control of the Company or in any increase beyond the percentage specified in
Section 3.1 in the Combined Voting Power of Company Voting Securities beneficially owned in the aggregate by the Yucaipa Group, or (iv) publicly request, suggest or announce its desire to amend or obtain a waiver of any provision of this Agreement.

          3.9. Confidential Material.
               ---------------------

               (a)  Definitions.  For purposes of this Section:
                    -----------

                    (i) The term "Confidential Material" means all information,
                                  ---------------------
whether oral, written or otherwise (including any information furnished prior to the execution of this Agreement), furnished or otherwise disclosed by the Company to any member of the Yucaipa Group or any of the Representatives (as defined below), and all notes, reports, analyses, compilations, studies and other materials prepared by the Yucaipa Group or any of the Representatives (in whatever form maintained, whether documentary, computer storage or otherwise) containing or based upon, in whole or in part, any such information. The term "Confidential Material" does not include information which is or becomes generally available to the public other than as a result of a disclosure by any member of the Yucaipa Group or any of the Representatives (as defined below) or becomes available to any member of the Yucaipa Group or any of the Representatives on a non-confidential basis from any source that is not known by such member of the Yucaipa Group or such Representative to be bound by an obligation of confidentiality to the Company.

                    (ii) The term "Representatives" shall mean any and all
                                   ---------------
partners, directors, officers, employees, agents, prospective financing sources, affiliates or representatives (including representatives of advisors) of any member of the Yucaipa Group who needs to know such information for the purpose of analyzing, structuring, financing, documenting or otherwise facilitating the transactions contemplated by this Agreement or the carrying out of the duties of Yucaipa pursuant to the Recapitalization Agreement or the Management Agreement.

               (b) Each member of the Yucaipa Group and each of the Representatives shall preserve the confidentiality of the Confidential Material and shall not disclose any of the Confidential Material in any manner whatsoever; provided, however, that (i) any member of the Yucaipa Group may make any disclosure of such information to which the Company gives its prior written consent, (ii) the Yucaipa or its Representatives may make disclosures of such information within the scope of their authority under the Management Agreement, and (iii) any of such information may be disclosed to the Representatives who need to know, and who are informed of the confidential nature of the Confidential Material and of the terms of this Section and who agree to keep such information confidential. In any event, the Yucaipa Group shall inform each of its Representatives which have, or will have, access to any or all of the Confidential Material, of the existence and content of this Agreement and will take all reasonable action necessary to cause such Representatives to observe the confidentiality requirements of this Agreement. In any event, each member of the Yucaipa Group shall be responsible for any breach of this Agreement by any of its Representatives.

               (c) If any member of the Yucaipa Group or any of the Representatives are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, any informal or formal investigation by any government or governmental agency or authority or otherwise) to disclose any Confidential Material or such person's opinion, judgment, view or recommendation concerning the Company as developed from the Confidential Material, the Yucaipa Group agrees (i) to immediately notify the Company in writing of the existence, terms and circumstances surrounding such a request, (ii) to consult with the Company on the advisability of taking legally available steps to resist or narrow such request and shall exercise its best efforts to obtain reliable assurance that confidential treatment required hereby will be accorded such Confidential Material, and (iii) if disclosure of such information is required, to furnish only that portion of the Confidential Material which in the opinion of counsel to the Yucaipa Group the Yucaipa Group is legally compelled to disclose, and to cooperate with any action by the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material.

               (d) Yucaipa hereby acknowledges on behalf of itself and all members of the Yucaipa Group (and agrees to advise the Representatives and members of the Yucaipa Group who are informed in accordance with the terms of this Section as to the matters which are the subject of this Section), that the United States securities laws prohibit any person who has received from an issuer material, non-public information, including certain information that may be part of the Confidential Material, while such information is non-public, from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

          3.10.  Voting of Company Voting Securities and Other Related Matters.
                 -------------------------------------------------------------

               (a) Each member of the Yucaipa Group and the Smith Group that is a holder of record of Company Voting Securities shall be present, and each member of the Yucaipa Group and the Smith Group that is a beneficial owner of Company Voting Securities shall cause the holder of record to be present, in person or by proxy, at all meetings of the stockholders of the Company so that all Company Voting Securities owned of record or beneficially by the Yucaipa Group or the Smith Group, as the case may be counted for the purpose of determining the presence of a quorum at such meetings.

               (b) Subject to the provisions of the certificate of incorporation and bylaws of the Company and the approval of the Company's stockholders, as long as the members of the Yucaipa

Group and their respective affiliates beneficially own at least 8.0% of the outstanding shares of Company Common Stock, the Yucaipa Group shall have the right to designate two directors of the Company, and as long as the members of the Yucaipa Group and their respective affiliates beneficially own, in the aggregate, at least 5.0% of the outstanding shares of Company Common Stock, the Yucaipa Group shall have the right to designate one director of the Company; provided that no individual who is an officer, director, partner or principal stockholder of any Significant Competitor (as defined in the Management Agreement) of the Company or any of its subsidiaries shall serve as a director; provided, however, that at any time when the Yucaipa Group and its affiliates shall no longer beneficially own at least 5.0% of the outstanding shares of Company Common Stock, the Yucaipa Group shall not have the right to designate any directors of the Company, the Yucaipa Group's rights under this Section 3.10 shall terminate, and the Yucaipa Group shall cause its designees to resign forthwith such that no designee of the Yucaipa Group remains on the board of directors of the Company.

               (c) Subject to the provisions of the certificate of incorporation and bylaws of the Company and the approval of the Company's stockholders, as long as the members of the Smith Group and their respective affiliates beneficially own at least 8.0% of the outstanding shares of Company Common Stock, the Smith Group shall have the right to designate two directors of the Company, and as long as the members of the Smith Group and their respective affiliates beneficially own, in the aggregate, at least 5.0% of the outstanding shares of Company Common Stock of the Company, the Smith Group shall have the right to one director of the Company; provided that no individual who is an officer, director, partner or principal stockholder of any Significant Competitor of the Company or any of its subsidiaries (other than members of the Smith Group) shall serve as a director; provided, however, that at any time when the Smith Group and its affiliates shall no longer beneficially own at least 5.0% of the Company Common Stock, the Smith Group shall not have the right to designate any directors of the Company, the Smith Group's rights under this
Section 3.10 shall terminate, and the Smith Group shall cause its designees to resign forthwith such that no designee of the Smith Group remains on the board of directors of the Company.

               (d) The Company agrees to use its best efforts, to cause to be elected to the Company's Board of Directors two nominees of Yucaipa (subject to Section 3.10(b) above), two nominees of the Smith Group (subject to Section 3.10(c) above), one member of the senior management of the Company and two "independent directors" (as required by the rules of the New York Stock Exchange, Inc.); provided that once elected by the stockholders of the Company, such "independent directors" shall be Disinterested Directors for purposes of this Agreement unless such directors subsequently take some action which would have prevented them from meeting the definition of Disinterested Director at the date of their election.

               (e) Each member of the Yucaipa Group shall, at any annual or special meeting of the shareholders at which directors of the Company are to be elected or in connection with a solicitation of consents through which directors of the Company are to be selected, to vote (or give a written consent with respect to) all of their Company Voting Securities in favor of the election to the Board of Directors of the Company of the persons designated by the Smith Group pursuant to this Section 3.10. Each member of the Yucaipa Group shall, and shall use its best efforts to cause the directors of the Company then in office (other than the directors designated by the Smith Group) to, not take any action in furtherance of or seeking to cause an increase or decrease in the number of directors of the Company from seven directors, the removal of any directors (other than directors nominated by the Yucaipa Group) or an increase or decrease in the number of independent directors.

               (f) Each member of the Smith Group shall, at any annual or special meeting of the shareholders at which directors of the Company are to be elected, or in connection with a solicitation of consents through which directors of the Company are to be selected, to vote (or give a written consent with respect to) all of their Company Voting Securities in favor of the election to the board of directors of the Company of the persons designated by the Yucaipa Group pursuant to this Section 3.10. Each member of the Smith Group shall, and shall use its best efforts to cause the directors of the Company then in office (other than the directors designated by the Yucaipa Group) to, not take any action in furtherance of or seeking to cause an increase or reduction in the number of directors of the Company from seven directors, the removal of any directors (other than directors nominated by the Smith Group) or an increase or decrease in the number of independent directors.

               (g) The Company shall take all necessary or appropriate action to assist in the nomination and election as directors of those persons designated by the Yucaipa Group or the Smith Group as are entitled to election to the board of directors of the Company pursuant to the provisions of this Section 3.10. Each of the Yucaipa Group and the Smith Group shall cause its respective designees on the board of directors of the Company to take all necessary or appropriate action to assist in the nomination and election as directors of such other nominees as may be necessary to fill any vacancies on the board of directors.

               (h) The provisions of this Section 3.10 shall be terminated in the event that the Recapitalization is terminated pursuant to Section 10.2 of the Recapitalization Agreement.

          3.11.  Waiver of Requirements.
                 ----------------------

               (a) Notwithstanding anything in this Section 3 to the contrary, any of the terms of Sections 3.1 through 3.10 may be waived, in whole or in part and as to particular transactions or matters or as to one or more members of the Yucaipa Group, if (a) in the case of a waiver of an obligation of a member of the Yucaipa Group, a majority of the Disinterested Directors shall have approved such waiver in accordance with applicable law, or (b) in the case of a waiver of an obligation of the Company provided for the benefit of a member of the Yucaipa Group, such member of the Yucaipa Group shall have consented in writing to such waiver.

               (b) Notwithstanding anything in this Section 3 to the contrary, any of the terms of Sections 3.1 through 3.10 may be waived, in whole or in part and as to particular transactions or matters or as to one or more members of the Smith Group, if (a) in the case of a waiver of an obligation of a member of the Smith Group, a majority of the Disinterested Directors shall have approved such waiver in accordance with applicable law, or (b) in the case of a waiver of an obligation of the Company provided for the benefit of a member of the Smith Group, such member of the Smith Group shall have consented in writing to such waiver.

          3.12.  Termination of Restrictions.  The restrictions on disposition
                 ---------------------------
contained in Section 3.3 shall terminate upon, and shall not apply to, any of the following events:

               (a) the Company with the approval of a majority of the Disinterested Directors shall enter into and consummate an agreement with any person or group providing for an offer to be made to purchase shares of Company Common Stock or all or substantially all of the assets of the Company, or a majority of the whole Board of Directors, approves or recommends acceptance of such offer; or

               (b) the Company shall enter into and consummate an agreement calling for the merger or consolidation of the Company with or into any other corporation in which (i) the Company's outstanding capital stock shall be converted into cash or other property, (ii) a majority of the outstanding voting stock of the surviving corporation immediately following such merger or consolidation will not be owned by persons who were stockholders of the Company immediately before the merger or consolidation and (iii) notice of a meeting of shareholders of the Company called to consider such agreement shall be given.

          SECTION 4.  TERM OF AGREEMENT; CERTAIN PROVISIONS REGARDING
                      -----------------------------------------------
TERMINATION.
- -----------

          Unless this Agreement specifically provides for earlier termination with respect to any particular right or obligation, this Agreement shall terminate if the Yucaipa Group and its affiliates shall, at any time (in compliance with this Agreement), sell or otherwise dispose of or cease to own any Company Voting Securities so that the Yucaipa Group and its affiliates beneficially own, in the aggregate, Company Voting Securities representing less than 2.0% of all shares of Company Common Stock.

          SECTION 5.  LEGEND AND STOP TRANSFER ORDER.
                      ------------------------------

          To assist in effectuating the provisions of this Agreement, each member of the Yucaipa Group hereby consents (i) to the placement within 10 business days after any Company Voting Securities become subject to the provisions of this Agreement, of the following legend on all certificates representing ownership of Company Voting Securities owned of record or beneficially by any member of the Yucaipa Group, until such shares are sold, transferred or disposed in a manner permitted hereby to a person who is not then a member of the Yucaipa Group:

          The shares represented by this certificate are subject to the provisions of a Standstill Agreement by and among the Company and certain stockholders of the Company, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of except in accordance therewith. Copies of said Standstill Agreement are on file at the office of the Corporate Secretary of the Company.

and (ii) to the entry of stop transfer orders with the transfer agent or agents of Company Voting Securities against the transfer by such member of Company Voting Securities except in compliance with the requirements of this Agreement. The Company agrees to remove promptly all legends and stop transfer orders with respect to the transfer of Company Voting Securities being made to a person who is not then a member of the Yucaipa Group in compliance with the provisions of this Agreement.

          SECTION 6.  REMEDIES.
                      --------

          Each respective member of the Yucaipa Group, the Smith Group and the Company acknowledge and agree that (i) the provisions of this Agreement are reasonable and necessary to protect the proper and legitimate interests of the parties hereto, and (ii) the parties would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to preliminary and permanent injunctive relief to prevent breaches of the provisions of this Agreement by the other parties without the necessity of proving actual damages or of posting any bond, and to enforce specifically the terms and provisions hereof and thereof in any court of the United States or any state thereof having jurisdiction, which rights shall be cumulative and in addition to any other remedy to which the parties may be entitled hereunder or at law or equity.

          SECTION 7.  GENERAL PROVISIONS.
                      ------------------

          7.1. Choice of Law.  This Agreement shall be construed, interpreted
               -------------
and the rights of the parties determined in accordance with the laws of the State of Delaware without reference to the choice of laws provisions thereof.

          7.2. Additional Parties; Joint and Several Obligations.  All of the
               -------------------------------------------------
obligations of the Yucaipa Group and its members hereunder shall be joint and several, and all of the obligations of the Smith Group and its members hereunder shall be joint and several. Each affiliate of a member of the Yucaipa Group or the Smith Group that shall become or have the right to become the beneficial owner, within the meaning and scope of Section 3 hereof, of Company Voting Securities shall, promptly upon becoming such owner or holder, execute and deliver to the Company a joinder agreement, agreeing to be legally bound by this Agreement as an original signatory as a member of the Yucaipa Group or the Smith Group, as applicable; provided that failure to execute such agreement shall not excuse such person's non-compliance with any provision of this Agreement. No member of the Yucaipa Group shall transfer Company Voting Securities to any of its affiliates not already a party hereto unless the transferee shall agree to be bound by this Agreement in the manner specified above in this Section 7.2.
No member of the Smith Group shall transfer shares of Series I Preferred Stock to any person not already a party hereto unless the transferee shall agree to be bound by this Agreement in the manner specified above in this Section 7.2.

          7.3. Smith Group Representative.  The members of the Smith Group
               --------------------------
hereby appoint Jeffrey P. Smith as their designated representative to act on behalf of the Smith Group as a whole for all purposes under the Agreement and any party hereto may rely on such designation for written notices from the members of the Smith Group holding a majority of all the shares of common stock of the Company.

          7.4. Notices.  All notices, consents, requests, instructions,
               -------
approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be decreed to be validly given, made or served when delivered personally, transmitted by telex or telecopier, or deposited in the U.S. mail, postage prepaid, for delivery by express, registered or certified mail, or delivered to a recognized overnight courier service, addressed as follows:

          If to the Company:

               Smith's Food & Drug Centers, Inc.
               1550 S. Redwood Road
               Salt Lake City, Utah  84107
               Attn:  General Counsel
               Fax Number:  (801) 974-1676

          If to Yucaipa or any member of the Yucaipa Group:

               The Yucaipa Companies
               10000 Santa Monica Boulevard, Fifth Floor
               Los Angeles, California  90067
               Attn:  Mark A. Resnik
               Fax Number:  (310) 789-7201

               With a copy to:

               Latham & Watkins
               633 West Fifth Street, Suite 4000
               Los Angeles, California  90071
               Attn:  Thomas C. Sadler, Esq.
               Fax Number:  (213) 891-8763

          If to any member of the Smith Group:

               Jeffrey P. Smith
               C/O SMITH'S FOOD & DRUG CENTERS, INC.
               -------------------------------------
               1550 S. REDWOOD ROAD
               --------------------
               SALT LAKE CITY, UTAH 84104
               --------------------------
               FAX:  (801) 974-1662
               --------------------

               With a copy to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York  10017
               Attn:  Robert L. Friedman, Esq.
               Fax Number:  (212) 455-2502

or to such other address as may be specified in a notice given pursuant to this Section. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the address to which notices are to be given by giving five days' prior notice of such change in accordance herewith.

          7.5. Severability.  If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The parties hereto agree that they will use their best efforts at all times to support and defend this Agreement.

          7.6. Enforcement of Agreement.  The approval of a majority of the
               ------------------------
Board of Directors or a majority of the Disinterested Directors shall be all that is required for the Company to seek to enforce the terms of this Agreement.

          7.7.  Amendments; Waivers.  Any provision of this Agreement may be
                -------------------
amended or waived if, and only if, such amendment or waiver is in writing and signed by each party hereto; provided that no such amendment or waiver by the Company shall be effective without the approval of a majority of the Disinterested Directors. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          7.8. Descriptive Headings.  Descriptive headings are for convenience
               --------------------
only and shall not control or affect the meaning or construction of any provision of this Agreement. Reference in this Agreement to Sections are to Sections of this Agreement. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the applicable person or persons may require.

          7.9. Entire Agreement; Amendment.  This Agreement and the other
               ---------------------------
instruments and agreements referred to herein embody the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements with respect thereto.

          7.10. Counterparts.  This Agreement shall become binding when one or
                ------------
more counterparts hereof, individually or taken together, bears the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original as against the party whose signature appears thereon, or on whose behalf such counterpart is executed, but all of which taken together shall be one and the same agreement.

          7.11. No Partnership.  No partnership, joint venture or joint
                --------------
undertaking is intended to be, or is, formed between the parties hereto or any of them by reason of this Agreement or the transactions contemplated herein.

          7.12. Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. All of the terms, covenants and agreements contained in this Agreement are solely for the benefit of the parties hereto, and their respective successors and assigns, and no other parties (including, without limitation, any other stockholder or creditor of the Company, or any director, officer or employee of the Company) are intended to be benefitted by, or entitled to enforce, this Agreement.

          IN WITNESS WHEREOF, the parties hereto intending to be legally bound have duly executed this Agreement, all as of the day and year first above written.

                                    SMITH'S FOOD & DRUG CENTERS, INC.


                                    By:/S/ JEFFREY P. SMITH
                                       --------------------
                                    Name:  Jeffrey P. Smith
                                    Title: Chairman and Chief Executive Officer


                                    THE YUCAIPA COMPANIES


                                    By:/S/ MARK A. RESNIK
                                       ------------------
                                    Name:  Mark A. Resnik
                                    Title: General Partner


                                    YUCAIPA SSV PARTNERS, L.P.

                                    By: The Yucaipa Companies
                                    Its General Partner


                                    By:/S/ MARK A. RESNIK
                                       ------------------
                                    Name:  Mark A. Resnik
                                    Title: General Partner


                                    YUCAIPA SMITTY'S PARTNERS, L.P.

                                    By: The Yucaipa Companies
                                    Its General Partner


                                    By:/S/ MARK A. RESNIK
                                       ------------------
                                    Name:  Mark A. Resnik
                                    Title:  General Partner

                                    YUCAIPA SMITTY'S PARTNERS II, L.P.

                                    By: The Yucaipa Companies
                                    Its General Partner


                                    By:/S/ MARK A. RESNIK
                                       ------------------
                                    Name:  Mark A. Resnik
                                    Title: General Partner


                                    YUCAIPA ARIZONA PARTNERS, L.P.

                                    By: The Yucaipa Companies
                                    Its General Partner


                                    By:/S/ MARK A. RESNIK
                                       ------------------
                                    Name:  Mark A. Resnik
                                    Title: General Partner



                                    /S/ JEFFREY P. SMITH
                                    --------------------
                                    JEFFREY P. SMITH



                                    /S/ RICHARD D. SMITH
                                    --------------------
                                    RICHARD D. SMITH



                                    /S/ FRED L. SMITH
                                    -----------------
                                    FRED L. SMITH



                                    /S/ IDA SMITH
                                    -------------
                                    IDA SMITH

                                    THE DEE GLENN SMITH MARITAL TRUST I
                                                                      -



                                    By:/S/ JEFFREY P. SMITH
                                       --------------------
                                    Name:  Jeffrey P. Smith
                                    Title: Trustee


                                    TRUST FOR THE CHILDREN OF JEFFREY PAUL SMITH



                                    By:/S/ JEFFREY P. SMITH
                                       --------------------
                                    Name:  Jeffrey P. Smith
                                    Title: Trustee


                                    TRUST FOR THE CHILDREN OF RICHARD DEE SMITH



                                    By:/S/ RICHARD D. SMITH
                                       --------------------
                                    Name:  Richard D. Smith
                                    Title: Trustee


                                    TRUST FOR THE CHILDREN OF FRED LORENZO SMITH



                                    By:/S/ FRED L. SMITH
                                       -----------------
                                    Name:  Fred L. Smith
                                    Title: Trustee